Supplement dated November 6, 2001 to Prospectus dated May 1, 2001

THE GUARDIAN INVESTOR RETIREMENT
ASSET MANAGER VARIABLE ANNUITY

The following information should be read in conjunction with the Prospectus dated May 1, 2001 for The Guardian Investor Retirement Asset Manager Variable Annuity issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC") through The Guardian Separate Account E. This Supplement modifies the Prospectus and should be retained with the Prospectus for future reference.

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1. The section entitled "The Annuity Period" on the first page of the Prospectus is replaced with the following:

Payments to the annuitant under this contract must begin no later than his or her 90th birthday. Distributions under the contract are taxable, and if you take money out of the contract before age 591/2, you may also incur a 10% federal tax penalty on your earnings. You may select one or a combination of four annuity payout options under the contract:

o     Life annuity without a guaranteed period

o     Life annuity with a 10-year guaranteed period

o     Joint and survivor annuity

o     Variable annuity payments to age 100.

The first three payout options are available on either a variable or fixed-rate basis. The fourth option is only available on a variable payout basis.

2. The following is added prior to the last paragraph in the section entitled "Expenses" on page 2 of the Prospectus:

o     Partial withdrawal charge

During the annuity period, if you make more than one partial withdrawal in a calendar quarter, you will pay an administrative charge equal to the lesser of $25 or 2% of the amount of the partial withdrawal.

3. The table entitled "CONTRACT OWNER TRANSACTION EXPENSES" on page 3 of the Prospectus is revised to include the following information:

Partial Withdrawal Charge: Lesser of $25 or 2% of partial withdrawal amount.

This fee applies to partial withdrawals during the annuity period in excess of one per quarter.

4. The last sentence of the first paragraph on page 17 of the Prospectus under the section entitled "SURRENDERS AND PARTIAL WITHDRAWALS" is replaced with the following:

During the annuity period, unless you selected variable annuity payout Option V-4, Variable Annuity Payments to age 100, we will not accept requests for surrenders or partial withdrawals after the date annuity payments begin. See Variable Annuity Payout Options.

5. The sixth sentence of the second paragraph under the section entitled "HOW YOUR ANNUITY PAYMENTS ARE CALCULATED" on page 21 of the Prospectus is replaced with the following:

The number of annuity units credited to you is fixed for the duration of the annuity period unless you reallocate among the investment options, take a partial withdrawal from Option V-4, or switch from Option V-4 to Option V-1.

6. The first paragraph on page 22 of the Prospectus is replaced with the following:

The assumed investment return is a critical assumption for calculating variable annuity payments. For Options V-1, V-2 and V-3, the first variable payment will be based on the assumed investment return of 4%.

For Option V-4, you may choose an assumed investment return of 0%, 31/2%, or 5%, if allowed by applicable law or regulation, before we start making payments to you. If no choice is made under Option V-4, 31/2% will be used as the assumed investment return.

The greater the assumed investment return selected, the greater your initial annuity payment will be. A higher assumed investment return may result in a smaller potential growth in annuity payments. Conversely, a lower assumed investment return


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results in a lower initial annuity payment, but future annuity payments have the potential to be greater. The first variable payment will be based on the assumed investment return. Subsequent variable payments will fluctuate based on the performance of the variable investment options you have chosen as compared to the assumed investment return. For each such subsequent variable payment:

o If the actual net annual return on investment equals the assumed investment return, the amount of your variable annuity payments will not change.

o If the actual net annual return on investment is greater than the assumed investment return, the amount of your variable annuity payments will increase.

o If the actual net annual return on investment is less than the assumed investment return, the amount of your variable annuity payments will decrease.

The interest rate used to compute the present value of any remaining unpaid payments will be the assumed investment return.

7. The information in the margin on page 22 of the Prospectus is revised to add the following additional item:

o     Option V-4
      Variable Annuity Payments
      To Age 100

8. The following section is added after the section entitled "Option V-3 - Joint and Survivor Annuity" on page 23 of the Prospectus:

OPTION V-4 - Variable Annuity Payments to Age 100

We make a payment once a month for a whole number of years. The number of years will equal 100 minus the annuitant's age when annuity payments begin. If the annuitant dies before age 100, we will pay the balance of the payments to the beneficiary for the remainder of that period, unless the beneficiary elects to be paid the percent value of the remaining annuity payments in a lump sum. If the beneficiary dies while receiving such payments, we will pay the present value of the remaining payments to the beneficiary's estate. Under this option, the payee has the right to change to Option V-1, the Life Annuity without Guaranteed Period.

Under Option V-4, the payee has the right to withdraw all or a portion of the present value of the remaining payments. If you request a partial withdrawal, we will liquidate annuity units in the amount necessary to meet the amount of your request. As a result, you will have fewer remaining annuity units which will lower the amount of money you receive in future income payments and the value of your remaining future payments will decrease. The following conditions apply to partial withdrawals.

o     The payee may not withdraw less than $500.

o One partial withdrawal is permitted each quarter without charge (other than any applicable deferred sales charge) and additional withdrawals are permitted at a charge not to exceed the lesser of $25 or 2% of the amount withdrawn.

o After giving effect to the withdrawal, the present value of the remaining payments must be at least $2,000, and the remaining monthly payment must be at least $20 (or $60 quarterly, $120 semi-annually, or $240 annually).

If your partial withdrawal request does not meet the third condition, we will contact you within five business days for instructions. If we cannot reach you, we will pay you the present value of the remaining payments and cancel your contract. This surrender is subject to any applicable contract charges and deferred sales charges, and may have tax consequences.

In a recent ruling, the Internal Revenue Service (IRS) concluded that a partial withdrawal on or after the annuity commencement date is ordinary income subject to tax up to an amount equal to any excess of the cash value (determined without surrender charges) immediately before the withdrawal over the owner's investment in the contract at the time (i.e., on an income first basis). In prior rulings, the IRS had concluded that the entire amount received as a partial withdrawal on or after the annuity commencement date from a non-qualified contract was to be taxed as ordinary income (i.e., on an all taxable basis). GIAC currently intends to report amounts received as partial withdrawals pursuant to the income first basis as set forth in the IRS's most recent ruling. Given the uncertainty in this area, you should consult a tax advisor regarding the tax consequences to you of a partial withdrawal under Option V-4. Other rules may apply to partial withdrawals from qualified contracts that elect Option V-4.


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Surrender or partial withdrawal during the annuity period will not trigger a new deferred sales charge; however, if we waived the deferred sales charge when the contract proceeds were applied to the payout option, the amount withdrawn will be reduced by a portion of the charge that was waived. The reduction in the amount withdrawn will be the amount obtained by multiplying (a) by the result of
(b) divided by (c) multiplied by (d) where:

a)    is the deferred sales charge that was waived;

b) is the number of whole months of any remaining unpaid payments until the date when the deferred sales charge would have been zero;

c) is the number of whole months remaining when the contract proceeds were applied to the payout option until the date when the deferred sales charge would have been zero; and

d) is the amount of the present value of payments withdrawn divided by the total present value of the variable payments.

The interest rate used to compute the present value of any remaining unpaid payments will be the assumed investment return.

We are seeking regulatory approval for this feature and will offer it in those jurisdictions where we have received such approval. Terms and conditions may differ between jurisdictions when the feature is approved. Option V-4 is not available to current contract owners, but we may make it available to them in the future.

9. The following is added after the section entitled "Living Benefit Rider Expense" on page 32 of the Prospectus:

Partial Withdrawal Charge

During the annuity period, under Option V-4 if you make more than one partial withdrawal in a calendar quarter, you will pay an administrative charge equal to the lessor of $25 or 2% of the amount of the partial withdrawal.

10. The section entitled "Withdrawals" on page 33 of the Prospectus is revised to read "Withdrawals Before the Annuity Commencement Date" and the following is added following this section:

WITHDRAWALS AFTER THE ANNUITY COMMENCEMENT DATE

After the Annuity Commencement Date under Option V-4 the payee has the right to withdraw a portion of the present value of the remaining payments. In a recent ruling, the IRS concluded that a partial withdrawal on or after the annuity starting date is ordinary income subject to tax up to an amount equal to any excess of the cash value (determined without surrender charges) immediately before the withdrawal over the owner's investment in the contract at that time (i.e., on an income first basis). In prior rulings, the IRS had concluded that the entire amount received as a partial withdrawal on or after the annuity starting date from a non-qualified contract was to be taxed as ordinary income (i.e., on an all taxable basis). GIAC currently intends to report amounts received as partial withdrawals pursuant to the income first basis set forth in the IRS's most recent ruling. Given the uncertainty in this area, you should consult a tax adviser regarding the tax consequences to you of a partial withdrawal under Option V-4. Other rules may apply to partial withdrawals from qualified contracts that elect Option V-4.

11. The following is added under "FEDERAL TAX MATTERS" on page 35 of the Prospectus as a paragraph before "Withholding Tax":

Separate Account Charges

It is possible that the IRS may take the position that fees deducted for certain optional benefits are deemed to be taxable distributions to you. In particular, the IRS may treat fees deducted for the optional benefits as taxable withdrawals, which might also be subject to a tax penalty if such withdrawals occur prior to age 591/2. Although we do not believe that the fees associated or any optional benefit provided under the contract should be treated as taxable withdrawals, you should consult your tax advisor prior to selecting any optional benefit under the contract.


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